UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-6310
Greenwich Street Series Fund
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

EXPERIENCE	Greenwich Street Series Fund Annual Report Appreciation Portfolio Fundamental Value Portfolio Capital and Income Portfolio

  ANNUAL REPORT

DECEMBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Greenwich Street Series Fund

Annual Report • December 31, 2005

What’s

Inside

Letter from the Chairman	I
Appreciation Portfolio:
Manager Overview	1
Fund at a Glance	4
Fund Performance	5
Historical Performance	6
Fundamental Value Portfolio:
Manager Overview	7
Fund at a Glance	10
Fund Performance	11
Historical Performance	12
Capital and Income Portfolio:
Manager Overview	13
Fund at a Glance	16
Fund Performance	17
Historical Performance	18
Fund Expenses	19
Schedules of Investments	21
Statements of Assets and Liabilities	48
Statements of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	53
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	68
Board Approval of Management Agreements	69
Additional Information	78
Additional Shareholder Information	83
Important Tax Information	85

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand at a healthy pace during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)[i] growth was 3.3% during the second quarter and 4.1% in the third quarter. While fourth quarter figures have not yet been released, another slight gain is anticipated.

Given the strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through December 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s thirteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.25%. After the end of the Funds’ reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%.
For the one-year period ended December 31, 2005, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 4.91%. While corporate profits remained strong during the year, they were often overshadowed by rising interest rates and higher oil prices. Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returning 12.65%, 6.27%, and 4.55%, respectively. From an investment style perspective, value stocks outperformed growth stocks for the sixth consecutive calendar year, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.85% and 5.17%, respectively, in 2005.

Greenwich Street Series Fund      I

As the year began, it was widely expected that both short- and long-term yields would rise. This panned out with short-term rates, as two-year Treasury yields rose from 3.08% to 4.41% over the 12-month period ended December 31, 2005. However, while there were periods of volatility, over the same period long-term yields experienced only a modest increase, moving from 4.24% to 4.37%. In late December, the yield curve inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the municipal market, its yield curve flattened during the reporting period but it did not invert.
Within this environment, the Portfolios performed as follows:[1]

Performance Snapshot as of December 31, 2005 (unaudited)

	6 Months	12 Months

Appreciation Portfolio	5.41%	4.29%

S&P 500 Index	5.76%	4.91%

Lipper Variable Large-Cap Core Funds Category Average	6.56%	5.77%

Fundamental Value Portfolio	6.60%	4.78%

S&P 500 Index	5.76%	4.91%

Lipper Variable Multi-Cap Core Funds Category Average	7.41%	6.66%

		Since Inception
	6 Months	On 5/3/05

Capital and Income Portfolio	4.88%	8.66%

S&P 500 Index	5.76%	8.88%

		5/31/05-
	6 Months	12/31/05

Lipper Variable Multi-Cap Core Funds Category Average	7.41%	8.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

The Manager of Capital and Income Portfolio has contractually agreed through May 1, 2006, to waive a portion of its fees and/or expenses so that the Fund’s total operating expenses will not exceed 1.00% of net assets. Absent these reimbursements and/or waivers, total returns of the Fund would have been lower.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2005 and include the reinvestment of distributions, including returns of capital, if any. Returns were calculated among the 223 funds for the 6-month period and among the 220 funds for the 12-month period in the variable large-cap core funds category. Returns were calculated among the 177 funds for the 6-month period and among the 167 funds for the 12-month period in the variable multi-cap core funds category. Returns were calculated among the 177 funds for the 6-month period ending December 31, 2005 and among the 177 funds for the period from May 31, 2005 through December 31, 2005 in the variable multi-cap core funds category.

[1]	The Portfolios are underlying investment options of various variable annuity and variable life insurance products. The Portfolios’ performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolios. Past performance is no guarantee of future results.

II     Greenwich Street Series Fund

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolios’ fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notices
On or about May 1, 2006, the Greenwich Street Series Fund will be renamed Legg Mason Partners Variable Portfolios II.

Appreciation Portfolio
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Fundamental Value Portfolio
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Capital and Income Portfolio
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Greenwich Street Series Fund      III

Information About Your Funds
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Portfolios’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolios’ responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolios have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Portfolios and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.
As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

IV     Greenwich Street Series Fund

Manager Overview

Appreciation Portfolio

HARRY D. COHEN Portfolio Manager (left) SCOTT K. GLASSER Portfolio Manager (right)

Special Shareholder Notice

On or about May 1, 2006, the Appreciation Portfolio will be renamed the Legg Mason Partners Variable Appreciation Portfolio.

Q.	What were the overall market conditions during the Portfolio’s reporting period?

A. When viewed at year-end 2005, the financial markets seemed fairly benign, with the stock market in general having posted small gains, and bonds finishing the year about where they began. While that might seem boring, there was plenty of volatility inside the markets. Several events fueled substantial media and public pessimism. Natural disasters in New Orleans, Florida and Asia made for horrible stories of human tragedy, along with strains on oil prices and deficits. The Federal Reserve Board (“Fed”)i repeatedly lifted short-term interest rates, which raised the specter of indigestion in the financial markets. Yet despite such visible and dramatic problems, the stock market did not break, and long-term interest rates did not soar. Some groups, like energy and natural resources, had big moves interrupted by some sharp corrections. Other groups, despite excellent or improving fundamentals, suffered from neglect. That was particularly true of many of the big blue chip stocks.

Performance Update1

For the 12 months ended December 31, 2005, the Appreciation Portfolio returned 4.29%. The Portfolio underperformed its unmanaged benchmark, the S&P 500 Indexii, which returned 4.91% for the same period. The Lipper Variable Large-Cap Core Funds Category Average2 increased 5.77% for the same time frame.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 220 funds in the Portfolio’s Lipper category, and excluding sales charges.

Greenwich Street Series Fund 2005 Annual Report      1

Q.	What were the most significant factors affecting Portfolio performance?

A. The Fund’s strongest returns came in the energy sector, as oil prices reached record highs in the wake of the Gulf hurricanes. The Fund’s position in energy stocks accounted for a significant portion of the Fund’s performance for the year. The Fund’s financials sector position also had a meaningful impact on performance, along with positive returns in the health care, consumer staples, materials and utilities sectors. Performance was also aided by the Fund’s cash position. The Fund’s positions in the industrials, consumer discretionary, information technology and telecommunication services sectors registered losses for the year. The Fund’s relative overweight to the robust energy sector and its underweight to the poorly performing telecommunication services sector helped relative performance, but these positives were offset by the negative impact of an underweight to utilities stocks, which also had strong returns, and stock selection in the industrials sector.

What were the leading contributors to performance?
A. The greatest contributors to performance for the period included positions in Canadian Natural Resources Ltd., EnCana Corp., and Schlumberger Ltd. in energy, Hewlett-Packard Co. in information technology, and Forest City Enterprises Inc. in financials (real estate). All five top contributors were still held by the Fund at the close of the year.

What were the leading detractors from performance?
A. The greatest detractors from performance for the period included positions in Gannett Co. Inc. and Walt Disney Co. in consumer discretionary, Symantec Corp. and International Business Machines Corp. (IBM) in information technology, and Tyco International Ltd. in industrials. All five top detractors were still held by the Fund at the close of the year.

Q.	Were there any significant changes to the Portfolio during the reporting period?

A. While the Fund did experience a historically consistent level of portfolio turnover during the past year, the managers did not make any significant alterations to the portfolio or its sector allocation.
   Thank you for your investment in the Appreciation Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Scott K. Glasser Portfolio Manager	Harry D. Cohen Portfolio Manager

February 2, 2006

2     Greenwich Street Series Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Berkshire Hathaway Inc., Class A shares (6.1%), Microsoft (4.8%), General Electric (4.4%), 3M Co. (3.2%), Exxon Mobil Corp. (3.2%), Procter & Gamble Co. (1.9%), Johnson & Johnson (1.8%), Wells Fargo & Co. (1.8%), Time Warner Inc. (1.8%) and PepsiCo Inc. (1.7%). Please refer to pages 21 through 27 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Industrials (17.8%), Information Technology (15.3%), Financials (15.2%), Consumer Staples (10.6%) and Consumer Discretionary (10.1%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Greenwich Street Series Fund 2005 Annual Report      3

Fund at a Glance (unaudited)

Appreciation Portfolio

Investment Breakdown

4     Greenwich Street Series Fund 2005 Annual Report

Fund Performance
Appreciation Portfolio

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/05	4.29%

Five Years Ended 12/31/05	2.28

Ten Years Ended 12/31/05	8.56

Inception* through 12/31/05	9.12

Cumulative Total Return(1) (unaudited)

12/31/95 through 12/31/05	127.42%

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

* Inception date is October 16, 1991.

Greenwich Street Series Fund 2005 Annual Report      5

Historical Performance (unaudited)
Appreciation Portfolio

The chart above compares the growth in value of a hypothetical $10,000 investment in Appreciation Portfolio on December 31, 1995 through December 31, 2005 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

6     Greenwich Street Series Fund 2005 Annual Report

Manager Overview

Fundamental Value Portfolio

JOHN G. GOODE , Portfolio Manager

Special Shareholder Notice

On or about May 1, 2006, the Fundamental Value Portfolio will be renamed the Legg Mason Partners Variable Fundamental Value Portfolio.

Q.	What were the overall market conditions during the Portfolio’s reporting period?

A. A resilient U.S. economy provided a positive backdrop for the stock market in 2005. Businesses across America did their part, as corporate profit growth was expected to exceed 10% for the third consecutive year. However, this did not translate into superior stock market returns, as the S&P 500 Indexi gained a relatively modest 4.91% in 2005. After trading in a fairly narrow range for much of the period, there were hopes that a year-end rally, similar to what occurred in 2003 and 2004, would propel stocks higher. However, after strong gains in November, the market treaded water in December as investor sentiment weakened due to fears of continued rate hikes by the Federal Reserve Board (“Fed”)ii. Looking more closely at the stock market’s returns in 2005, among the Dow Jones industrial categories, oil & gas stocks generated the best returns, followed at a distance by utilities, and health care companies. In contrast, telecommunications, consumer services, and consumer goods stocks produced weak returns.

Performance Update(1)

For the 12 months ended December 31, 2005, the Fundamental Value Portfolio returned 4.78%. The Portfolio underperformed its unmanaged benchmark, the S&P 500 Index, which returned 4.91% for the same period. The Lipper Variable Multi-Cap Core Funds Category Average(2) increased 6.66% for the same time frame.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2  Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 167 funds in the Portfolio’s Lipper category, and excluding sales charges.

Greenwich Street Series Fund 2005 Annual Report      7

Q.	What were the most significant factors affecting Portfolio performance?

  What were the leading contributors to performance?

A. Another factor that deserves comment concerns the performance of large capitalization companies compared to smaller ones. The largest decile companies were the poorest performers during the year.iii There are periods of time, often five years or more, when bigger companies outperform and there are times when the opposite is true. During 2005, our stock selection increasingly favored larger companies where we felt there was greater value. Although we believe larger companies will do much better in absolute and relative senses in 2006, this emphasis detracted from results over the reporting period.
     With regards to holdings, energy, information technology, and financials were the largest contributors to performance among the sectors, whereas consumer discretionary and health care were primary detractors. The Fund still maintains positioning in larger companies. We are currently working to moderately reduce the number of our holdings, while keeping the large-cap presence.
     Market volatility reached very low levels over the last year and it is likely that somewhat higher volatility is in store for 2006. The good news is that higher volatility and even a few surprises early in the year may generate attractive investment opportunities for us. Historically, some of our most successful purchases have occurred during times of stress for either the economy or the stock market.

What were the leading detractors from performance?

A. Most of the Fund’s underperformance during the period came from its consumer discretionary stocks. In this sector, we emphasized media companies, such as News Corp., Time Warner Inc., and Walt Disney Co. We believe the media segment is now selling at one of the lowest relative values to the market in the last 20 years. At current prices, we believe the media stocks contained in the portfolio represent compelling values. In 2006, the winter Olympics and the mid-term elections should help increase advertising revenues for these companies. Our approach is to “select leading business franchises selling at depressed prices for reasons we believe are temporary.” Expectations and prices in the media industry are depressed and we feel the stocks should do well in 2006.

     From a stock-specific perspective, the holdings that detracted the most from absolute returns during the reporting period were Interpublic Group, Lucent Technologies Inc., Solectron Corp., Enzo Biochem Inc., and Comcast Corp. As of the end of the period, the Fund owned Interpublic Group, Lucent Technologies Inc., Enzo Biochem Inc. and Comcast Corp. but did not own Solectron.

Q.	Were there any significant changes to the Portfolio during the reporting period?

A. During the final quarter of 2005, we reduced our holdings in the energy sector to a neutral weight versus the benchmark. We continue to like energy stocks longer term, but we thought the spike in oil and natural gas prices after Hurricanes Katrina and Rita had

8     Greenwich Street Series Fund 2005 Annual Report

made these stocks vulnerable to a meaningful correction. We believe “contra energy” (large users of energy) actually might be better performers over the next few quarters should energy prices correct, as we expect.
   Diversification is a cardinal tenet of prudent investing. However, one can also have too many companies in a portfolio. We are currently working to moderately reduce the number of our holdings, reinforcing positions and keeping a large-cap presence. This process will streamline the portfolio, and we believe could help contribute to improved performance in 2006.
   Thank you for your investment in the Fundamental Value Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

John G. Goode
Portfolio Manager

January 20, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: JPMorgan Chase & Co. (2.3%), News Corp. (2.0%), PMI Group Inc. (1.9%), Cisco Systems Inc. (1.9%), Microsoft Corp. (1.8%), Mitsubishi Tokyo Financial Group Inc. (1.7%), Raytheon Co. (1.6%), Time Warner Inc. (1.6%), E.I. du Pont de Nemours & Co. (1.6%) and Johnson & Johnson (1.6%). Please refer to pages 28 through 33 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (17.4%), Consumer Discretionary (14.9%), Repurchase Agreements (13.9%), Information Technology (13.8%) and Health Care (9.7%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	Source: FactSet Research Systems. Data as of 12/15/05

Greenwich Street Series Fund 2005 Annual Report      9

Fund at a Glance (unaudited)

Fundamental Value Portfolio

Investment Breakdown

10     Greenwich Street Series Fund 2005 Annual Report

Fund Performance
Fundamental Value Portfolio

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 12/31/05	4.78%

Five Years Ended 12/31/05	3.23

Ten Years Ended 12/31/05	10.23

Inception* through 12/31/05	11.35

Cumulative Total Return(1) (unaudited)

12/31/95 through 12/31/05	164.81%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

* Inception date is December 3, 1993.

Greenwich Street Series Fund 2005 Annual Report      11

Historical Performance (unaudited)
Fundamental Value Portfolio

The chart above compares the growth in value of a hypothetical $10,000 investment in Fundamental Value Portfolio on December 31, 1995 through December 31, 2005 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

12     Greenwich Street Series Fund 2005 Annual Report

Manager Overview

Capital and Income Portfolio

MARK J. MCALLISTER, CFA Vice President and Investment Officer (left) MICHAEL SEDOY, CFA Vice President and Investment Officer (right)

Special Shareholder Notice

On or about May 1, 2006, the Capital and Income Portfolio will be renamed the Legg Mason Partners Variable Capital and Income Portfolio.

Q.	What were the overall market conditions during the Portfolio’s reporting period?

A. There was no shortage of problems for the U.S. economy to overcome during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the U.S. economy proved to be resilient and provided a positive backdrop for the stock market in 2005.
   Businesses across America did their part with record levels of profits for the third consecutive year, strong underlying fundamentals and well-balanced growth. Unfortunately, this did not translate into strong stock market returns, as the S&P 500 Indexi gained a modest 4.91% in 2005.
   After much speculation about a fourth quarter rally, the U.S. equity market had an unremarkable finish. The year ended with equities falling in October due to concerns over inflation and continued interest rate hikes by the Federal Reserve Board (“Fed”)ii, rallying in November, as better-than-expected corporate earnings and falling oil prices buoyed investor confidence and finally, treading water in December with increased merger and acquisition activity offset by a cooling housing market.
   The Fed continued to raise interest rates over the period in an attempt to ward off inflation. All told, the Fed’s rate hikes have brought the target for the federal funds rateiii to 4.25%. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. This represents the longest sustained Fed tightening cycle since 1977-1979. In addition, the yield curve inverted, as the yield on the two-year Treasury note surpassed that of 10-year Treasuries. This anomaly was notable since it has often foreshadowed economic recessions.
   Looking more closely at the stock market’s returns in 2005, the top-performing sector of the S&P 500 Index was energy, gaining 31.35%, followed at a distance by the utilities and financials sectors, rising 16.84% and 6.48% respectively. In contrast, the consumer

Greenwich Street Series Fund 2005 Annual Report      13

discretionary, telecommunication services and information technology sectors produced weak returns.

Performance Update1

For the period beginning May 3, 2005 through December 31, 2005, the Capital and Income Portfolio returned 8.66%. The Portfolio underperformed its unmanaged benchmark, the S&P 500 Index, which returned 8.88% for the same period. The Lipper Variable Multi-Cap Core Funds Category Average2 increased 8.36% from May 31, 2005 through December 31, 2005.

Q.	What were the most significant factors affecting Portfolio performance?

What were the leading contributors to performance?

A. Within the equity portion of the portfolio, financials, energy and information technology were the strongest contributing sectors to performance of the equity segment of the Fund during the period. The equity securities that were among the top contributors to Fund performance included Nexen Inc., ADC Telecommunications Inc., Nortel Networks Corp., Marathon Oil Corp., and Telewest Global Inc. The Fund maintained its position in all of the securities mentioned above at the end of the period.
  High yield bonds continued to be the largest component and the most significant contributor to the performance of the fixed income portion of the portfolio.

What were the leading detractors from performance?

A. The equity sectors that contributed the least to Fund performance included materials, utilities and consumer staples. The equity securities that were among the top detractors from Fund performance included Zimmer Holdings Inc., Lexmark International Inc., Sepracor Inc., OSI Pharmaceuticals Inc. and Liberty Global Inc. During the period, we sold our position in Zimmer Holdings, Lexmark International and OSI Pharmaceuticals, but continue to hold the other securities mentioned above.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from May 31, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 177 funds in the Portfolio’s Lipper category, and excluding sales charges.

14     Greenwich Street Series Fund 2005 Annual Report

Q.	Were there any significant changes to the Portfolio during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the Capital and Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Mark J. McAllister, CFA Vice President and Investment Officer	Michael Sedoy, CFA Vice President and Investment Officer

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.651% due 6/15/15 (14.3%), Capital One Financial Corp. (1.4%), Total SA, Sponsored ADR (1.4%), Boeing Co. (1.2%), General Electric Co. (1.2%), BioMarin Pharmaceuticals Inc., Subordinated Notes, 3.500% due 6/15/08 (1.2%), Microsoft Corp. (1.0%), Ciena Corp., Senior Notes, 3.750% due 2/1/08 (1.0%), Host Marriot Finance Trust, 6.750% due 12/2/26 (1.0%) and WellPoint Inc. (1.0%). Please refer to pages 34 through 46 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2005 were: Financials (30.8%), Health Care (11.7%), Information Technology (8.3%), Energy (7.7%) and Industrials (7.0%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may engage in short sales. Losses from short sales may be unlimited. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. Junk bonds are speculative and their issuers may have diminished capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or circumstances are likely to weaken the capacity of issuers of these securities to make principal and interest payments. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Greenwich Street Series Fund 2005 Annual Report      15

Fund at a Glance (unaudited)

Capital and Income Portfolio

Investment Breakdown

16     Greenwich Street Series Fund 2005 Annual Report

Fund Performance
Capital and Income Portfolio

Average Annual Total Returns(1) (unaudited)

Inception* through 12/31/05	8.66%

Cumulative Total Return(1) (unaudited)

Inception* through 12/31/05	8.66%

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

* Inception date is 5/3/05.

Greenwich Street Series Fund 2005 Annual Report      17

Historical Performance (unaudited)
Capital and Income Portfolio

The chart above compares the growth in value of a hypothetical $10,000 investment in Capital and Income Portfolio on May 3, 2005 (inception date) through December 31, 2005 with that of a similar investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

18     Greenwich Street Series Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on July 1, 2005 and held for the six months ended December 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio	the Period(3)

Appreciation Portfolio	5.41%	$1,000.00	$1,054.10	0.71%	$3.68

Fundamental Value Portfolio	6.60	1,000.00	1,066.00	0.78	4.06

Capital and Income Portfolio	4.88	1,000.00	1,048.80	1.00	5.16

(1)	For the six months ended December 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Greenwich Street Series Fund 2005 Annual Report      19

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical
	Annualized	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return	Value	Value	Ratio	the Period(2)

Appreciation Portfolio	5.00%	$1,000.00	$1,021.63	0.71%	$3.62

Fundamental Value Portfolio	5.00	1,000.00	1,021.27	0.78	3.97

Capital and Income Portfolio	5.00	1,000.00	1,020.16	1.00	5.09

(1)	For the six months ended December 31, 2005.

(2)	Expenses (net of voluntary fee waiver) are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

20     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005)

 APPRECIATION PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 93.6%
CONSUMER DISCRETIONARY — 10.1%
Hotels, Restaurants & Leisure — 1.2%
106,675	Fairmont Hotels & Resorts Inc.	$4,524,087
135,000	International Game Technology	4,155,300
104,000	Marcus Corp.	2,444,000

	Total Hotels, Restaurants & Leisure	11,123,387

Internet & Catalog Retail — 1.0%
90,000	Amazon.com Inc.*	4,243,500
166,000	IAC/ InterActiveCorp.*	4,699,460

	Total Internet & Catalog Retail	8,942,960

Media — 5.9%
153,900	Comcast Corp., Special Class A Shares*	3,953,691
149,700	Gannett Co. Inc.	9,067,329
146,000	Liberty Media Corp., Class A Shares*	1,149,020
102,300	Meredith Corp.	5,354,382
907,825	Time Warner Inc.	15,832,468
90,157	Viacom Inc., Class B Shares	2,939,118
528,100	Walt Disney Co.	12,658,557
70,000	XM Satellite Radio Holdings Inc., Class A Shares*	1,909,600

	Total Media	52,864,165

Specialty Retail — 2.0%
150,000	Bed Bath & Beyond Inc.*	5,422,500
211,000	Home Depot Inc.	8,541,280
60,000	Tiffany & Co.	2,297,400
75,000	TJX Cos. Inc.	1,742,250

	Total Specialty Retail	18,003,430

	TOTAL CONSUMER DISCRETIONARY	90,933,942

CONSUMER STAPLES — 10.6%
Beverages — 1.7%
257,380	PepsiCo Inc.	15,206,010

Food & Staples Retailing — 3.2%
148,000	Costco Wholesale Corp.	7,321,560
316,248	Wal-Mart Stores Inc.	14,800,407
150,400	Walgreen Co.	6,656,704

	Total Food & Staples Retailing	28,778,671

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      21

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Food Products — 2.8%
75,000	Cadbury Schweppes PLC, Sponsored ADR	$2,871,750
87,000	Dean Foods Co.*	3,276,420
60,000	General Mills Inc.	2,959,200
151,000	H.J. Heinz Co.	5,091,720
31,100	Hershey Co.	1,718,275
135,700	Wm. Wrigley Jr. Co.	9,022,693

	Total Food Products	24,940,058

Household Products — 2.9%
150,400	Kimberly-Clark Corp.	8,971,360
298,530	Procter & Gamble Co.	17,278,916

	Total Household Products	26,250,276

	TOTAL CONSUMER STAPLES	95,175,015

ENERGY — 8.8%
Energy Equipment & Services — 1.0%
85,500	ENSCO International Inc.	3,791,925
54,900	Schlumberger Ltd.	5,333,535

	Total Energy Equipment & Services	9,125,460

Oil, Gas & Consumable Fuels — 7.8%
151,600	BP PLC, Sponsored ADR	9,735,752
194,440	Canadian Natural Resources Ltd.	9,648,113
83,000	Cimarex Energy Co.*	3,569,830
256,164	EnCana Corp.	11,568,366
511,718	Exxon Mobil Corp.	28,743,200
60,000	Suncor Energy Inc.	3,787,800
105,000	Western Oil Sands Inc., Class A Shares*	2,504,439

	Total Oil, Gas & Consumable Fuels	69,557,500

	TOTAL ENERGY	78,682,960

EXCHANGE TRADED FUNDS — 1.6%
Exchange Traded — 1.6%
454,000	iShares MSCI Japan Index Fund	6,138,080
150,000	streetTRACKS Gold Trust*	7,737,000

	TOTAL EXCHANGE TRADED FUNDS	13,875,080

FINANCIALS — 15.2%
Capital Markets — 2.3%
151,000	Bank of New York Co. Inc.	4,809,350
27,000	Goldman Sachs Group Inc.	3,448,170
179,400	Merrill Lynch & Co. Inc.	12,150,762

	Total Capital Markets	20,408,282

See Notes to Financial Statements.

22     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Commercial Banks — 3.0%
240,000	Bank of America Corp.	$11,076,000
256,700	Wells Fargo & Co.	16,128,461

	Total Commercial Banks	27,204,461

Diversified Financial Services — 0.5%
105,040	JPMorgan Chase & Co.	4,169,038

Insurance — 7.5%
621	Berkshire Hathaway Inc., Class A Shares*	55,033,020
90,000	Covanta Holding Corp.*	1,355,400
242,500	St. Paul Travelers Cos. Inc.	10,832,475

	Total Insurance	67,220,895

Real Estate — 1.8%
333,100	Forest City Enterprises Inc., Class A Shares	12,634,483
45,400	St. Joe Co.	3,051,788
19,100	Tejon Ranch Co.*	762,472

	Total Real Estate	16,448,743

Thrifts & Mortgage Finance — 0.1%
69,000	Brookline Bancorp Inc.	977,730

	TOTAL FINANCIALS	136,429,149

HEALTH CARE — 7.5%
Biotechnology — 1.4%
120,650	Amgen Inc.*	9,514,459
75,000	Biogen Idec Inc.*	3,399,750

	Total Biotechnology	12,914,209

Health Care Equipment & Supplies — 1.6%
45,500	C.R. Bard Inc.	2,999,360
68,500	IDEXX Laboratories Inc.*	4,930,630
105,300	Medtronic Inc.	6,062,121

	Total Health Care Equipment & Supplies	13,992,111

Health Care Providers & Services — 0.7%
76,000	WellPoint Inc.*	6,064,040

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      23

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 3.8%
269,308	Johnson & Johnson	$16,185,411
113,000	MGI Pharma Inc.*	1,939,080
347,636	Pfizer Inc.	8,106,871
98,500	Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,236,485
90,000	Wyeth	4,146,300

	Total Pharmaceuticals	34,614,147

	TOTAL HEALTH CARE	67,584,507

INDUSTRIALS — 17.8%
Aerospace & Defense — 3.3%
132,000	Honeywell International Inc.	4,917,000
253,000	Raytheon Co.	10,157,950
256,000	United Technologies Corp.	14,312,960

	Total Aerospace & Defense	29,387,910

Air Freight & Logistics — 1.5%
178,500	United Parcel Service Inc., Class B Shares	13,414,275

Airlines — 0.4%
215,000	Southwest Airlines Co.	3,532,450

Building Products — 0.4%
106,000	Masco Corp.	3,200,140

Commercial Services & Supplies — 1.8%
105,000	ARAMARK Corp., Class B Shares	2,916,900
75,000	Pitney Bowes Inc.	3,168,750
347,400	Waste Management Inc.	10,543,590

	Total Commercial Services & Supplies	16,629,240

Electrical Equipment — 0.4%
181,000	American Power Conversion Corp.	3,982,000

Industrial Conglomerates — 9.1%
375,700	3M Co.	29,116,750
1,134,719	General Electric Co.	39,771,901
452,500	Tyco International Ltd.	13,059,150

	Total Industrial Conglomerates	81,947,801

Road & Rail — 0.9%
185,669	Florida East Coast Industries Inc.	7,866,795

	TOTAL INDUSTRIALS	159,960,611

See Notes to Financial Statements.

24     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 15.3%
Communications Equipment — 2.4%
225,000	Avaya Inc.*	$2,400,750
753,450	Cisco Systems Inc.*	12,899,064
726,000	Lucent Technologies Inc.*	1,931,160
197,000	Motorola Inc.	4,450,230

	Total Communications Equipment	21,681,204

Computers & Peripherals — 2.9%
556,000	EMC Corp.*	7,572,720
271,100	Hewlett-Packard Co.	7,761,593
134,550	International Business Machines Corp.	11,060,010

	Total Computers & Peripherals	26,394,323

Internet Software & Services — 2.1%
75,000	Digital River Inc.*	2,230,500
2,500	Google Inc., Class A Shares*	1,037,150
181,000	VeriSign Inc.*	3,967,520
301,000	Yahoo! Inc.*	11,793,180

	Total Internet Software & Services	19,028,350

IT Services — 1.0%
194,000	Automatic Data Processing Inc.	8,902,660

Semiconductors & Semiconductor Equipment — 1.4%
181,512	Freescale Semiconductor Inc., Class B Shares*	4,568,657
224,529	Intel Corp.	5,604,244
61,600	Texas Instruments Inc.	1,975,512

	Total Semiconductors & Semiconductor Equipment	12,148,413

Software — 5.5%
1,656,236	Microsoft Corp.	43,310,571
366,000	Symantec Corp.*	6,405,000

	Total Software	49,715,571

	TOTAL INFORMATION TECHNOLOGY	137,870,521

MATERIALS — 5.3%
Chemicals — 3.4%
115,000	Cytec Industries Inc.	5,477,450
79,000	Dow Chemical Co.	3,461,780
224,000	E.I. du Pont de Nemours & Co.	9,520,000
121,000	Ecolab Inc.	4,388,670
141,800	PPG Industries Inc.	8,210,220

	Total Chemicals	31,058,120

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      25

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Metals & Mining — 1.4%
105,700	Alcoa Inc.	$3,125,549
60,500	Newmont Mining Corp.	3,230,700
34,300	Rio Tinto PLC, Sponsored ADR	6,269,697

	Total Metals & Mining	12,625,946

Paper & Forest Products — 0.5%
62,300	Weyerhaeuser Co.	4,132,982

	TOTAL MATERIALS	47,817,048

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.0%
14,500	Verizon Communications Inc.	436,740

Wireless Telecommunication Services — 0.6%
221,000	Sprint Nextel Corp.	5,162,560

	TOTAL TELECOMMUNICATION SERVICES	5,599,300

UTILITIES — 0.8%
Electric Utilities — 0.7%
136,000	Cinergy Corp.	5,774,560

Multi-Utilities — 0.1%
30,000	KeySpan Corp.	1,070,700

	TOTAL UTILITIES	6,845,260

	TOTAL COMMON STOCKS (Cost — $667,936,255)	840,773,393

Warrant

WARRANT — 0.0%
27,796	Lucent Technologies Inc., Expires 12/10/07* (Cost — $0)	15,705

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $667,936,255)	840,789,098

See Notes to Financial Statements.

26     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 6.4%
REPURCHASE AGREEMENT — 6.4%
$57,795,000	Interest in $73,663,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America LLC, 3.400% due 1/3/06; Proceeds at maturity — $57,816,834; (Fully collateralized by various U.S. Treasury Notes, 2,375% to 3.875% due 8/31/06 to 5/15/09; Market value — $58,950,901) (Cost — $57,795,000)	$57,795,000

	TOTAL INVESTMENTS — 100.0% (Cost — $725,731,255#)	898,584,098
	Other Assets in Excess of Liabilities — 0.0%	272,993

	TOTAL NET ASSETS — 100.0%	$898,857,091

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $729,569,320.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      27

Schedule of Investments (December 31, 2005)

 FUNDAMENTAL VALUE PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 86.3%
CONSUMER DISCRETIONARY — 14.9%
Auto Components — 1.0%
295,500	Lear Corp.	$8,409,929

Hotels, Restaurants & Leisure — 1.1%
188,000	Carnival Corp.	10,052,360

Leisure Equipment & Products — 2.2%
665,500	Hasbro Inc.	13,429,790
399,300	Mattel Inc.	6,316,926

	Total Leisure Equipment & Products	19,746,716

Media — 9.5%
36,812	CCE Spinco Inc.*	482,238
294,500	Clear Channel Communications Inc.	9,262,025
356,300	Comcast Corp., Special Class A Shares*	9,153,347
1,261,400	Interpublic Group of Cos. Inc.*	12,172,510
1,054,300	News Corp., Class B Shares	17,511,923
741,700	Pearson PLC	8,763,719
834,950	Time Warner Inc.	14,561,528
545,700	Walt Disney Co.	13,080,429

	Total Media	84,987,719

Specialty Retail — 1.1%
251,400	Home Depot Inc.	10,176,672

	TOTAL CONSUMER DISCRETIONARY	133,373,396

CONSUMER STAPLES — 5.8%
Beverages — 0.5%
71,700	Molson Coors Brewing Co., Class B Shares	4,803,183

Food & Staples Retailing — 2.7%
60,200	Albertson’s Inc.	1,285,270
491,025	Safeway Inc.	11,617,652
238,300	Wal-Mart Stores Inc.	11,152,440

	Total Food & Staples Retailing	24,055,362

Food Products — 2.6%
289,900	Kraft Foods Inc., Class A Shares	8,157,786
585,000	Unilever PLC	5,796,190
222,300	Unilever PLC, Sponsored ADR	8,918,676

	Total Food Products	22,872,652

	TOTAL CONSUMER STAPLES	51,731,197

See Notes to Financial Statements.

28     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

ENERGY — 9.3%
Energy Equipment & Services — 3.1%
129,400	Baker Hughes Inc.	$7,864,932
172,700	GlobalSantaFe Corp.	8,315,505
185,300	Halliburton Co.	11,481,188

	Total Energy Equipment & Services	27,661,625

Oil, Gas & Consumable Fuels — 6.2%
100,900	Anadarko Petroleum Corp.	9,560,275
25,100	BP PLC, Sponsored ADR	1,611,922
102,800	Chevron Corp.	5,835,956
72,200	ConocoPhillips	4,200,596
111,300	Devon Energy Corp.	6,960,702
119,400	Exxon Mobil Corp.	6,706,698
222,900	Murphy Oil Corp.	12,034,371
367,290	Williams Cos. Inc.	8,510,109

	Total Oil, Gas & Consumable Fuels	55,420,629

	TOTAL ENERGY	83,082,254

FINANCIALS — 17.4%
Capital Markets — 2.7%
17,300	Goldman Sachs Group Inc.	2,209,383
199,800	Merrill Lynch & Co. Inc.	13,532,454
148,900	State Street Corp.	8,255,016

	Total Capital Markets	23,996,853

Commercial Banks — 1.7%
1,147	Mitsubishi Tokyo Financial Group Inc.	15,568,375

Consumer Finance — 2.6%
201,700	American Express Co.	10,379,482
476,500	MBNA Corp.	12,936,975

	Total Consumer Finance	23,316,457

Diversified Financial Services — 2.5%
40,340	Ameriprise Financial Inc.	1,653,940
522,400	JPMorgan Chase & Co.	20,734,056

	Total Diversified Financial Services	22,387,996

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      29

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Insurance — 4.9%
125,600	Ambac Financial Group Inc.	$9,678,736
164,200	American International Group Inc.	11,203,366
136,700	Chubb Corp.	13,348,755
192,415	CNA Surety Corp.*	2,803,486
77,600	Hartford Financial Services Group Inc.	6,665,064

	Total Insurance	43,699,407

Thrifts & Mortgage Finance — 3.0%
144,100	MGIC Investment Corp.	9,484,662
423,600	PMI Group Inc.	17,397,252

	Total Thrifts & Mortgage Finance	26,881,914

	TOTAL FINANCIALS	155,851,002

HEALTH CARE — 9.7%
Biotechnology — 1.1%
70,700	Amgen Inc.*	5,575,402
643,300	Aphton Corp.*	225,155
346,896	Enzo Biochem Inc.*	4,308,448

	Total Biotechnology	10,109,005

Pharmaceuticals — 8.6%
280,500	Abbott Laboratories	11,060,115
206,500	Bentley Pharmaceuticals Inc.*	3,388,665
74,800	Eli Lilly & Co.	4,232,932
232,900	GlaxoSmithKline PLC, Sponsored ADR	11,756,792
236,900	Johnson & Johnson	14,237,690
171,700	Novartis AG, Sponsored ADR	9,010,816
406,000	Pfizer Inc.	9,467,920
291,700	Wyeth	13,438,619

	Total Pharmaceuticals	76,593,549

	TOTAL HEALTH CARE	86,702,554

INDUSTRIALS — 7.0%
Aerospace & Defense — 3.4%
119,500	Boeing Co.	8,393,680
201,400	Honeywell International Inc.	7,502,150
366,600	Raytheon Co.	14,718,990

	Total Aerospace & Defense	30,614,820

Airlines — 1.4%
760,800	Southwest Airlines Co.	12,499,944

Electrical Equipment — 0.4%
50,000	Emerson Electric Co.	3,735,000

See Notes to Financial Statements.

30     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Machinery — 1.8%
208,700	Caterpillar Inc.	$12,056,599
64,000	Deere & Co.	4,359,040

	Total Machinery	16,415,639

	TOTAL INDUSTRIALS	63,265,403

INFORMATION TECHNOLOGY — 13.8%
Communications Equipment — 5.0%
1,016,000	Cisco Systems Inc.*	17,393,920
3,338,300	Lucent Technologies Inc.*	8,879,878
481,000	Motorola Inc.	10,865,790
440,700	Nokia Oyj, Sponsored ADR	8,064,810

	Total Communications Equipment	45,204,398

Computers & Peripherals — 0.0%
700	International Business Machines Corp.	57,540

Electronic Equipment & Instruments — 1.1%
286,700	Agilent Technologies Inc.*	9,544,243

Semiconductors & Semiconductor Equipment — 5.2%
548,400	Applied Materials Inc.	9,838,296
177,100	Novellus Systems Inc.*	4,271,652
33,300	Samsung Electronics Co., Ltd., GDR (a)	10,972,350
1,252,123	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	12,408,539
287,600	Texas Instruments Inc.	9,223,332

	Total Semiconductors & Semiconductor Equipment	46,714,169

Software — 2.5%
600,800	Micromuse Inc.*	5,941,912
617,800	Microsoft Corp.	16,155,470

	Total Software	22,097,382

	TOTAL INFORMATION TECHNOLOGY	123,617,732

MATERIALS — 7.1%
Chemicals — 3.5%
236,400	Dow Chemical Co.	10,359,048
338,500	E.I. du Pont de Nemours & Co.	14,386,250
204,900	Engelhard Corp.	6,177,735
5,700	OM Group Inc.*	106,932

	Total Chemicals	31,029,965

Containers & Packaging — 0.4%
255,300	Smurfit-Stone Container Corp.*	3,617,601

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      31

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Metals & Mining — 2.0%
358,000	Alcoa Inc.	$10,586,060
189,000	RTI International Metals Inc.*	7,172,550
249,100	WGI Heavy Minerals Inc.*	256,375

	Total Metals & Mining	18,014,985

Paper & Forest Products — 1.2%
164,500	Weyerhaeuser Co.	10,912,930

	TOTAL MATERIALS	63,575,481

TELECOMMUNICATION SERVICES — 1.3%
Wireless Telecommunication Services — 1.3%
566,000	Vodafone Group PLC, Sponsored ADR	12,152,020

UTILITIES — 0.0%
Independent Power Producers & Energy Traders — 0.0%
75,300	Dynegy Inc., Class A Shares*	364,452

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $633,721,369)	773,715,491

Face
Amount

SHORT-TERM INVESTMENTS — 13.9%
REPURCHASE AGREEMENTS — 13.9%
$19,201,000	Interest in $570,630,000 joint tri-party repurchase agreement dated 12/30/05 with Banc of America Securities LLC, 4.250% due 1/3/06; Proceeds at maturity — $19,210,067; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.500% due 1/30/06 to 8/7/28; Market value — $19,585,030)	19,201,000
35,000,000	Interest in $577,312,000 joint tri-party repurchase agreement dated 12/30/05 with Morgan Stanley, 4.250% due 1/3/06; Proceeds at maturity — $35,016,528; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.300% due 2/5/07 to 10/6/25; Market value — $36,070,669)	35,000,000
35,000,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $35,016,528; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $35,700,249)	35,000,000

See Notes to Financial Statements.

32     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Security	Value

REPURCHASE AGREEMENTS — 13.9% (continued)
$35,000,000	Interest in $1,010,317,000 joint tri-party repurchase agreement dated 12/30/05 with Goldman, Sachs & Co., 4.270% due 1/3/06; Proceeds at maturity — $35,016,606; (Fully collateralized by various U.S. Treasury obligations, 2.375% to 3.875% due 1/15/08 to 4/15/32; Market value — $35,707,860)	$35,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $124,201,000)	124,201,000

	TOTAL INVESTMENTS — 100.2% (Cost — $757,922,369#)	897,916,491
	Liabilities in Excess of Other Assets — (0.2)%	(1,448,545)

	TOTAL NET ASSETS — 100.0%	$896,467,946

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $757,940,988.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      33

Schedule of Investments (December 31, 2005)

 CAPITAL AND INCOME PORTFOLIO

Face
Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 21.4%
Auto Components — 0.1%
$46,000	B-	Dura Operating Corp., Senior Unsecured Notes, Series B, 8.625% due 4/15/12	$38,180

Beverages — 0.6%
100,000	A+	Anheuser-Busch Cos. Inc., 9.000% due 12/1/09	114,790
100,000	A	PepsiAmericas Inc., Senior Notes, 6.375% due 5/1/09	104,683

		Total Beverages	219,473

Building Products — 0.3%
120,000	BBB+	Masco Corp., Notes, 6.750% due 3/15/06	120,430

Chemicals — 0.1%
45,000	A-	Monsanto Co., Notes, 4.000% due 5/15/08	44,058

Commercial Services & Supplies — 0.3%
100,000	A	Cintas Corp., Number 2, 5.125% due 6/1/07	100,285

Containers & Packaging — 0.2%
63,000	CCC+	Jefferson Smurfit Corp., Senior Notes, 8.250% due 10/1/12	60,795

Diversified Financial Services — 15.5%
75,000	BBB	Capital One Bank, Notes, 5.750% due 9/15/10	76,867
125,000	A	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	120,508
125,000	A+	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (a)	122,149
5,004,882	BB-	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-2005-1, 7.651% due 6/15/15 (a)	5,150,964
103,000	AAA	TIAA Global Markets Inc., Notes, 4.125% due 11/15/07 (a)	101,641

		Total Diversified Financial Services	5,572,129

Electrical Equipment — 0.2%
75,000	A	Rockwell International, 6.150% due 1/15/08	76,520

Food Products — 0.8%
75,000	BBB	Bunge Ltd. Finance Corp., Senior Note, 4.375% due 12/15/08	73,756
125,000	A	Campbell Soup Co., Notes, 6.900% due 10/15/06	126,581
75,000	BBB+	Kellogg Co., Senior Notes, 2.875% due 6/1/08	71,499

		Total Food Products	271,836

Hotels, Restaurants & Leisure — 0.5%
125,000	A	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	127,695
34,883	B+	MGM MIRAGE Inc., Senior Subordinated Notes, 9.375% due 2/15/10	38,372

		Total Hotels, Restaurants & Leisure	166,067

See Notes to Financial Statements.

34     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Household Durables — 0.3%
$100,000	BBB	Centex Corp., Notes, 4.750% due 1/15/08	$99,003

Independent Power Producers & Energy Traders — 0.1%
41,000	B	NRG Energy Inc., Second Priority Senior Secured Notes, 8.000% due 12/15/13	45,920

Industrial Conglomerates — 0.3%
100,000	A-	Cooper Industries Inc., Senior Notes, 5.500% due 11/1/09	101,905

Insurance — 0.9%
125,000	A	Genworth Financial Inc., Notes, 4.750% due 6/15/09	123,974
135,000	AA	Protective Life Secured Trust, Medium-Term Notes, 3.700% due 11/24/08	131,106
75,000	BBB+	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	75,514

		Total Insurance	330,594

Machinery — 0.1%
46,000	B	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	45,770

Media — 0.1%
90,000	CCC-	Charter Communications Holdings LLC, Senior Accreting Notes, step bond to yield 16.306% due 5/15/14 (a)	50,400

Oil, Gas & Consumable Fuels — 0.3%
100,000	BBB+	Burlington Resources Finance Corp., Senior Notes, 5.600% due 12/1/06	100,514

Real Estate — 0.2%
75,000	BBB-	iStar Financial Inc., Senior Notes, 4.875% due 1/15/09	73,834

Road & Rail — 0.2%
75,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	77,648

Semiconductors & Semiconductor Equipment — 0.1%
46,000	CCC+	Amkor Technology Inc., Senior Notes, 7.750% due 5/15/13	40,250

Wireless Telecommunication Services — 0.2%
75,000	A-	Sprint Capital Corp., 6.000% due 1/15/07	75,752

		TOTAL CORPORATE BONDS & NOTES (Cost — $7,747,117)	7,711,363

CONVERTIBLE BONDS & NOTES — 10.6%
Airlines — 0.2%
100,000	CCC+	Continental Airlines Inc., Series B, 4.500% due 2/1/07	93,750

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      35

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Biotechnology — 3.7%
$450,000	NR	BioMarin Pharmaceuticals Inc., Subordinated Notes, 3.500% due 6/15/08†	$425,250
200,000	NR	Enzon Pharmaceuticals Inc., Subordinated Notes, 4.500% due 7/1/08	180,500
250,000	NR	InterMune Inc., 0.250% due 3/1/11	221,250
200,000	NR	Isis Pharmaceuticals Inc., 5.500% due 5/1/09	176,250
200,000	B-	NPS Pharmaceuticals Inc., Senior Notes, 3.000% due 6/15/08	173,500
200,000	NR	Oscient Pharmaceutical Corp., 3.500% due 4/15/11	155,000

		Total Biotechnology	1,331,750

Commercial Services & Supplies — 0.6%
250,000	B+	Allied Waste North America Inc., Senior Subordinated Debentures, 4.250% due 4/15/34	217,500

Communications Equipment — 1.3%
400,000	B	Ciena Corp., Senior Notes, 3.750% due 2/1/08†	369,000
100,000	NR	Terayon Communication Systems Inc., Subordinated Notes, 5.000% due 8/1/07	96,500

		Total Communications Equipment	465,500

Electrical Equipment — 0.5%
250,000	CCC+	GrafTech International Ltd, 1.625% due 1/15/24	182,813

Media — 0.8%
		Charter Communications Inc., Senior Notes, Class A Shares:
108,000	CCC-	5.875% due 11/16/09	80,865
92,000	CCC-	5.875% due 11/16/09 (a)	68,885
150,000	B	Mediacom Communications Corp., Senior Notes, 5.250% due 7/1/06	150,187

		Total Media	299,937

Oil, Gas & Consumable Fuels — 0.6%
400,000	B-	El Paso Corp., Debentures, zero coupon bond to yield 4.364% due 2/28/21	220,000

Pharmaceuticals — 0.2%
60,000	CCC+	Sepracor Inc., Subordinated Debentures, 5.000% due 2/15/07	59,925

Semiconductors & Semiconductor Equipment — 1.5%
300,000	CCC	Amkor Technology Inc., 5.000% due 3/15/07†	284,625
250,000	NR	Atmel Corp., Subordinated Notes, zero coupon bond to yield 5.035% due 5/23/21	121,250
150,000	CCC	Conexant Systems Inc., Subordinated Notes, 4.000% due 2/1/07	144,937

		Total Semiconductors & Semiconductor Equipment	550,812

Software — 0.8%
300,000	NR	Manugistics Group Inc., Subordinated Notes, 5.000% due 11/1/07†	280,875

See Notes to Financial Statements.

36     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Face
Amount	Rating‡	Security	Value

Wireless Telecommunication Services — 0.4%
$220,000	BB+	Liberty Media Corp., Senior Debentures, 4.000% due 11/15/29 (b)	$130,075

		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $3,787,144)	3,832,937

ASSET-BACKED SECURITIES — 4.2%
Home Equity — 4.2%
250,000	BBB-	Argent Securities Inc., Series 2004-W80 Class M10, 7.879% due 5/25/34 (c)	246,120
279,202	A+	Bear Stearns Asset-Backed Securities Inc., Series 2005-AC4, Class M2, 5.049% due 7/25/35 (c)†	279,457
273,370	A	Option One Mortgage Loan Trust, Series 2002-4, Class M2, 5.509% due 7/25/32 (c)†	274,368
250,000	A-	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 6.279% due 3/25/34 (c)†	251,473
		Sail Net Interest Margin Notes:
225,745	A-	Series 2004-AA, Class A, 4.500% due 10/27/34 (a)	224,592
225,060	BBB+	Series 2005-1A, Class A, 4.250% due 2/27/35 (a)	223,732

		TOTAL ASSET-BACKED SECURITIES (Cost — $1,494,235)	1,499,742

COLLATERALIZED MORTGAGE OBLIGATION — 0.5%
167,924	Aaa	Saco I Trust, Series 2005-2, Class A, 4.579% due 4/25/35 (a)(c) (Cost — $167,898)	167,957

Shares

COMMON STOCKS — 49.8%
CONSUMER DISCRETIONARY — 5.4%
Hotels, Restaurants & Leisure — 0.7%
500	Ctrip.com International Ltd., ADR*	28,875
5,100	McDonald’s Corp.	171,972
1,500	Outback Steakhouse Inc.	62,415

	Total Hotels, Restaurants & Leisure	263,262

Household Durables — 0.3%
5,300	Newell Rubbermaid Inc.	126,034

Leisure Equipment & Products — 0.1%
1,300	Marvel Entertainment Inc.*	21,294

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      37

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Media — 2.7%
700	Cablevision Systems Corp., New York Group, Class A Shares*	$16,429
6,800	EchoStar Communications Corp., Class A Shares*	184,756
2,600	Interpublic Group of Cos. Inc.*	25,090
1,500	Liberty Global Inc., Class A Shares*	33,750
4,900	Liberty Global Inc., Series C Shares*	103,880
4,400	Liberty Media Corp., Class A Shares*	34,628
3,200	News Corp., Class B Shares	53,152
400	R.H. Donnelley Corp.*	24,648
1,100	Regal Entertainment Group, Class A Shares	20,922
10,000	SES Global SA, FDR	175,143
10,800	Telewest Global Inc.*	257,256
1,700	Time Warner Inc.	29,648

	Total Media	959,302

Multiline Retail — 0.9%
3,500	Family Dollar Stores Inc.	86,765
4,000	J.C. Penney Co. Inc.	222,400

	Total Multiline Retail	309,165

Specialty Retail — 0.7%
1,800	Bed Bath & Beyond Inc.*	65,070
2,200	Best Buy Co. Inc.	95,656
2,100	Sherwin-Williams Co.	95,382

	Total Specialty Retail	256,108

	TOTAL CONSUMER DISCRETIONARY	1,935,165

CONSUMER STAPLES — 3.4%
Beverages — 0.2%
1,200	PepsiCo Inc.	70,896

Food & Staples Retailing — 1.0%
9,500	Kroger Co.*	179,360
4,000	Wal-Mart Stores Inc.	187,200

	Total Food & Staples Retailing	366,560

Food Products — 0.8%
2,500	Hormel Foods Corp.	81,700
1,200	Kellogg Co.	51,864
2,600	McCormick & Co. Inc., Non Voting Shares	80,392
3,500	Sara Lee Corp.	66,150

	Total Food Products	280,106

See Notes to Financial Statements.

38     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Household Products — 0.7%
3,400	Kimberly-Clark Corp.	$202,810
1,087	Procter & Gamble Co.	62,916

	Total Household Products	265,726

Tobacco — 0.7%
3,300	Altria Group Inc.	246,576

	TOTAL CONSUMER STAPLES	1,229,864

ENERGY — 6.7%
Energy Equipment & Services — 2.9%
2,600	Diamond Offshore Drilling Inc.	180,856
4,300	ENSCO International Inc.	190,705
3,600	GlobalSantaFe Corp.	173,340
1,500	Halliburton Co.	92,940
4,200	Patterson-UTI Energy Inc.	138,390
4,700	Pride International Inc.*	144,525
3,000	Rowan Cos. Inc.	106,920

	Total Energy Equipment & Services	1,027,676

Oil, Gas & Consumable Fuels — 3.8%
3,900	CNX Gas Corp. (a)*	80,925
4,500	Marathon Oil Corp.†	274,365
4,400	Nexen Inc.	209,572
3,000	OPTI Canada Inc.*	98,212
1,400	Suncor Energy Inc.	88,382
3,850	Total SA, Sponsored ADR†	486,640
5,900	Williams Cos. Inc.	136,703

	Total Oil, Gas & Consumable Fuels	1,374,799

	TOTAL ENERGY	2,402,475

FINANCIALS — 12.6%
Capital Markets — 0.5%
300	Goldman Sachs Group Inc.	38,313
300	Lehman Brothers Holdings Inc.	38,451
1,600	Merrill Lynch & Co. Inc.	108,368

	Total Capital Markets	185,132

Commercial Banks — 1.7%
5,100	Bank of America Corp.	235,365
500	Wachovia Corp.	26,430
4,650	Wells Fargo & Co.	292,159
500	Zions Bancorporation	37,780

	Total Commercial Banks	591,734

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      39

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Consumer Finance — 1.9%
3,230	American Express Co.	$166,216
6,002	Capital One Financial Corp.†(d)	518,573

	Total Consumer Finance	684,789

Diversified Financial Services — 0.4%
3,500	JPMorgan Chase & Co.	138,915

Insurance — 1.2%
2,700	AFLAC Inc.	125,334
1,100	American International Group Inc.	75,053
18	Berkshire Hathaway Inc., Class B Shares*	52,839
1,700	Chubb Corp.	166,005
300	Hartford Financial Services Group Inc.	25,767

	Total Insurance	444,998

Real Estate Investment Trusts (REITs) — 5.5%
800	Alexandria Real Estate Equities Inc.	64,400
2,800	AMB Property Corp.	137,676
1,900	Archstone-Smith Trust	79,591
1,300	Avalonbay Communities Inc.	116,025
1,500	BioMed Realty Trust Inc.	36,600
800	Boston Properties Inc.	59,304
500	BRE Properties Inc., Class A Shares	22,740
1,100	CarrAmerica Realty Corp.	38,093
500	Developers Diversified Realty Corp.	23,510
900	Duke Realty Corp.	30,060
2,100	Equity Office Properties Trust	63,693
2,400	Equity Residential	93,888
1,200	Federal Realty Investment Trust	72,780
2,800	General Growth Properties Inc.	131,572
600	Global Signal Inc.	25,896
1,300	Gramercy Capital Corp.	29,614
400	Heritage Property Investment Trust	13,360
1,200	Highwoods Properties Inc.	34,140
1,300	iStar Financial Inc.	46,345
1,100	Kimco Realty Corp.	35,288
300	Macerich Co.	20,142
300	Pan Pacific Retail Properties Inc.	20,067
4,100	ProLogis	191,552
1,600	PS Business Parks Inc.	78,720
900	Public Storage Inc.	60,948
1,100	Reckson Associates Realty Corp.	39,578
1,300	Republic Property Trust*	15,600

See Notes to Financial Statements.

40     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 5.5% (continued)
1,700	Simon Property Group Inc.	$130,271
2,000	SL Green Realty Corp.	152,780
1,200	Vornado Realty Trust	100,164

	Total Real Estate	1,964,397

Thrifts & Mortgage Finance — 1.4%
4,100	Freddie Mac	267,935
3,650	Golden West Financial Corp.	240,900

	Total Thrifts & Mortgage Finance	508,835

	TOTAL FINANCIALS	4,518,800

HEALTH CARE — 7.8%
Biotechnology — 2.0%
5,400	Abgenix Inc.*	116,154
1,800	Amgen Inc.*	141,948
2,100	CV Therapeutics Inc.*	51,933
4,200	Cytori Therapeutics Inc.*	34,650
700	Genentech Inc.*	64,750
1,500	Genzyme Corp.*	106,170
2,100	InterMune Inc.*	35,280
700	Invitrogen Corp.*	46,648
2,500	PDL BioPharma Inc.*	71,050
1,484	Vertex Pharmaceuticals Inc.*	41,062

	Total Biotechnology	709,645

Health Care Equipment & Supplies — 0.4%
3,100	Boston Scientific Corp.*	75,919
2,500	DJ Orthopedics Inc.*	68,950

	Total Health Care Equipment & Supplies	144,869

Health Care Providers & Services — 2.1%
300	Aetna Inc.	28,293
1,700	Coventry Health Care Inc.*	96,832
2,500	DaVita Inc.*	126,600
2,870	UnitedHealth Group Inc.	178,342
4,300	WellPoint Inc.*†	343,097

	Total Health Care Providers & Services	773,164

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      41

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 3.3%
4,000	Abbott Laboratories	$157,720
1,100	GlaxoSmithKline PLC, Sponsored ADR	55,528
3,800	Novartis AG, Sponsored ADR	199,424
4,600	Pfizer Inc.	107,272
900	Sanofi-Aventis	78,868
2,500	Sanofi-Aventis, ADR	109,750
8,500	Schering-Plough Corp.	177,225
1,400	Sepracor Inc.*	72,240
1,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	43,010
3,900	Wyeth	179,673

	Total Pharmaceuticals	1,180,710

	TOTAL HEALTH CARE	2,808,388

INDUSTRIALS — 4.2%
Aerospace & Defense — 1.8%
6,400	Boeing Co.†	449,536
4,700	Raytheon Co.	188,705

	Total Aerospace & Defense	638,241

Building Products — 0.8%
4,000	American Standard Cos. Inc.	159,800
4,000	Masco Corp.	120,760

	Total Building Products	280,560

Commercial Services & Supplies — 0.2%
1,000	Avery Dennison Corp.	55,270
800	IHS Inc., Class A Shares*	16,416

	Total Commercial Services & Supplies	71,686

Construction & Engineering — 0.1%
2,000	Chicago Bridge & Iron Co. NV, New York Shares	50,420

Industrial Conglomerates — 1.2%
12,700	General Electric Co.†(d)	445,135

Trading Companies & Distributors — 0.1%
700	MSC Industrial Direct Co. Inc., Class A Shares	28,154

	TOTAL INDUSTRIALS	1,514,196

See Notes to Financial Statements.

42     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 4.5%
Communications Equipment — 1.5%
9,204	ADC Telecommunications Inc.*	$205,617
5,200	Comverse Technology Inc.*	138,268
6,100	Nokia Oyj, Sponsored ADR	111,630
23,300	Nortel Networks Corp.*	71,298

	Total Communications Equipment	526,813

Computers & Peripherals — 0.2%
18,300	Sun Microsystems Inc.*	76,677

Electronic Equipment & Instruments — 0.0%
200	Dolby Laboratories Inc., Class A Shares*	3,410

Internet Software & Services — 0.2%
1,900	Digitas Inc.*	23,788
2,000	Jupitermedia Corp.*	29,560
1,700	Openwave Systems Inc.*	29,699

	Total Internet Software & Services	83,047

IT Services — 0.1%
1,800	Wright Express Corp.*	39,600

Semiconductors & Semiconductor Equipment — 0.9%
3,800	Applied Materials Inc.	68,172
3,300	ASML Holding NV, NY Registered Shares*	66,264
5,900	Intel Corp.	147,264
1,400	Maxim Integrated Products Inc.	50,736

	Total Semiconductors & Semiconductor Equipment	332,436

Software — 1.6%
1,642	Adobe Systems Inc.	60,689
3,420	Cognos Inc.*	118,708
14,300	Microsoft Corp.†	373,945

	Total Software	553,342

	TOTAL INFORMATION TECHNOLOGY	1,615,325

MATERIALS — 1.8%
Chemicals — 0.9%
3,600	Air Products & Chemicals Inc.	213,084
3,000	E.I. du Pont de Nemours & Co.	127,500

	Total Chemicals	340,584

Containers & Packaging — 0.2%
1,500	Sealed Air Corp.*	84,255

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      43

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

Metals & Mining — 0.7%
4,400	Barrick Gold Corp.	$122,628
4,700	Compass Minerals International Inc.	115,338

	Total Metals & Mining	237,966

	TOTAL MATERIALS	662,805

TELECOMMUNICATION SERVICES — 2.2%
Diversified Telecommunication Services — 0.2%
3,400	Citizens Communications Co.	41,582
2,000	PanAmSat Holding Corp.	49,000

	Total Diversified Telecommunication Services	90,582

Wireless Telecommunication Services — 2.0%
3,900	ALLTEL Corp.	246,090
2,245	American Tower Corp., Class A Shares*	60,840
10,000	Dobson Communications Corp., Class A Shares*	75,000
1,300	Nextel Partners Inc., Class A Shares*	36,322
10,943	Sprint Nextel Corp.	255,628
2,100	WiderThan Co. Ltd., ADR*	31,815

	Total Wireless Telecommunication Services	705,695

	TOTAL TELECOMMUNICATION SERVICES	796,277

UTILITIES — 1.2%
Electric Utilities — 0.4%
1,400	Entergy Corp.	96,110
1,850	ITC Holdings Corp.	51,966

	Total Electric Utilities	148,076

Independent Power Producers & Energy Traders — 0.5%
1,400	AES Corp.*	22,162
1,400	NRG Energy Inc.*	65,968
2,100	TXU Corp.	105,399

	Total Independent Power Producers & Energy Traders	193,529

Multi-Utilities — 0.3%
2,300	Sempra Energy	103,132

	TOTAL UTILITIES	444,737

	TOTAL COMMON STOCKS (Cost — $16,636,725)	17,928,032

CONVERTIBLE PREFERRED STOCKS — 1.9%
ENERGY — 0.2%
Energy Equipment & Services — 0.2%
1,150	Hanover Compressor Capital Trust, 7.250% due 12/15/29	56,781

See Notes to Financial Statements.

44     Greenwich Street Series Fund 2005 Annual Report

Schedule of Investments (December 31, 2005) (continued)

Shares	Security	Value

FINANCIALS — 1.6%
Real Estate — 1.2%
5,700	Host Marriott Finance Trust, 6.750% due 12/2/26†	$358,388
1,500	Simon Property Group Inc., 6.000% due 12/31/49	96,450

	Total Real Estate	454,838

Thrifts & Mortgage Finance — 0.4%
3,000	Sovereign Capital Trust IV, 4.375% due 3/1/34	132,000

	TOTAL FINANCIALS	586,838

TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
221	Dobson Communications Corp., 6.000% due 8/19/16	37,791

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $605,662)	681,410

Contracts

PURCHASED PUT OPTION — 0.2%
60	S&P 500 Index, Put @ 1,200, expires 3/06 (Cost — $66,858)	67,200

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $30,505,639)	31,888,641

Face
Amount

SHORT-TERM INVESTMENT — 21.0%
Repurchase Agreement — 21.0%
$7,557,000	Interest in $599,979,000 joint tri-party repurchase agreement dated 12/30/05 with Merrill Lynch Pierce, Fenner & Smith Inc., 4.250% due 1/3/06; Proceeds at maturity — $7,560,569; (Fully collateralized by various U.S. Treasury obligations, 0.000% to 4.500% due 1/5/06 to 11/15/15; Market value — $7,708,194) (Cost — $7,557,000)	7,557,000

	TOTAL INVESTMENTS — 109.6% (Cost — $38,062,639#)	39,445,641
	Liabilities in Excess of Other Assets — (9.6)%	(3,467,739)

	TOTAL NET ASSETS — 100.0%	$35,977,902

*	Non-income producing security.

†	All or a portion of the security is segregated for open futures contracts and options.

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Convertible bonds are exchangeable for common stock of Sprint Nextel Corp.

(c)	Variable rate security. Coupon rate disclosed is that which is in effect at December 31, 2005.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      45

Schedule of Investments (December 31, 2005) (continued)

(d)	All or a portion of this security is held as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $38,067,528.

See page 47 for definitions of ratings.

Abbreviations used in this schedule:

ADR  — American Depositary Receipt

FDR  — Fiduciary Depositary Receipt

See Notes to Financial Statements.

46     Greenwich Street Series Fund 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2, and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.
Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B	—	Bonds rated “B” are generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Greenwich Street Series Fund 2005 Annual Report      47

Statements of Assets and Liabilities (December 31, 2005)

	Appreciation	Fundamental	Capital and Income
	Portfolio	Portfolio	Portfolio

ASSETS:
Investments, at cost	$667,936,255	$633,721,369	$30,505,639
Repurchase Agreements, at cost	57,795,000	124,201,000	7,557,000
Foreign currency, at cost	—	—	1,099

Investments, at value	$840,789,098	$773,715,491	$31,888,641
Repurchase Agreements, at value	57,795,000	124,201,000	7,557,000
Foreign currency, at value	—	—	1,113
Cash	162	861	538
Receivable for securities sold	2,770,115	163,093	124,095
Dividends and interest receivable	1,047,946	994,525	208,851
Receivable for Fund shares sold	64,921	—	45,428
Prepaid expenses	8,497	7,155	—

Total Assets	902,475,739	899,082,125	39,825,666

LIABILITIES:
Payable for securities purchased	1,928,686	1,274,969	3,782,204
Payable for Fund shares repurchased	1,055,146	661,714	—
Investment advisory fee payable	535,195	574,896	10,855
Payable to broker — variation margin on open futures contracts	—	—	19,875
Trustees’ fees payable	4,436	760	717
Deferred compensation payable	3,946	4,067	27
Transfer agent fees payable	849	826	579
Accrued expenses	90,390	96,947	33,507

Total Liabilities	3,618,648	2,614,179	3,847,764

Total Net Assets	$898,857,091	$896,467,946	$35,977,902

NET ASSETS:
Par value (Note 4)	$37,093	$43,461	$3,386
Paid-in capital in excess of par value	737,999,915	754,305,033	34,664,489
Undistributed net investment income	58,787	328,576	2,229
Accumulated net realized gain (loss) on investments, futures contracts and foreign currencies	(12,091,450)	1,796,754	(16,419)
Net unrealized appreciation on investments, futures contracts, foreign currencies and options	172,852,746	139,994,122	1,324,217

Total Net Assets	$898,857,091	$896,467,946	$35,977,902

Shares Outstanding	37,092,978	43,461,455	3,385,767

Net Asset Value	$24.23	$20.63	$10.63

See Notes to Financial Statements.

48     Greenwich Street Series Fund 2005 Annual Report

Statements of Operations (For the year ended December 31, 2005)

	Appreciation	Fundamental	Capital and Income
	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends	$11,707,495	$11,407,723	$160,432
Interest	2,217,104	3,967,904	422,666
Income from securities lending (Notes 1 and 3)	—	96,191	—
Less: Foreign taxes withheld	(29,370)	(143,626)	(2,747)

Total Investment Income	13,895,229	15,328,192	580,351

EXPENSES:
Investment advisory fee (Note 2)	4,628,015	4,970,588	130,054
Administration fees (Note 2)	1,492,534	1,598,433	—
Shareholder reports	61,227	54,791	6,684
Custody fees	57,529	66,436	21,398
Trustees’ fees	22,675	24,410	1,244
Audit and tax	21,163	23,040	16,135
Insurance	19,376	25,475	—
Legal fees	14,501	19,894	14,674
Transfer agent fees (Note 2)	5,001	5,029	3,080
Registration fees	—	—	3,330
Miscellaneous expenses	11,745	16,710	1,512

Total Expenses	6,333,766	6,804,806	198,111
Less: Management fee waiver (Note 2)	—	—	(24,707)

Net Expenses	—	—	173,404

Net Investment Income	7,561,463	8,523,386	406,947

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	38,653,590	59,459,135	350,395
Futures contracts	58,395	—	—
Foreign currencies	(114)	(40,556)	(2,245)

Net Realized Gain	38,711,871	59,418,579	348,150

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	(9,280,246)	(26,608,718)	1,383,002
Futures contracts	—	—	(58,787)
Foreign currencies	(446)	—	2

Change in Net Unrealized Appreciation/ Depreciation	(9,280,692)	(26,608,718)	1,324,217

Net Gain on Investments, Futures Contracts and Foreign Currencies	29,431,179	32,809,861	1,672,367

Increase in Net Assets From Operations	$36,992,642	$41,333,247	$2,079,314

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      49

Statements of Changes in Net Assets (For the years ended December 31,)

	Appreciation Portfolio

	2005	2004

OPERATIONS:
Net investment income	$7,561,463	$8,843,882
Net realized gain	38,711,871	11,966,750
Change in net unrealized appreciation/depreciation	(9,280,692)	47,028,185

Increase in Net Assets From Operations	36,992,642	67,838,817

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,595,224)	(9,112,037)

Decrease in Net Assets From Distributions to Shareholders	(7,595,224)	(9,112,037)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	77,910,897	84,567,958
Reinvestment of distributions	7,595,224	9,112,037
Cost of shares repurchased	(67,550,432)	(30,802,879)

Increase in Net Assets From Fund Share Transactions	17,955,689	62,877,116

Increase in Net Assets	47,353,107	121,603,896
NET ASSETS:
Beginning of year	851,503,984	729,900,088

End of year*	$898,857,091	$851,503,984

* Includes undistributed net investment income of:	$58,787	$92,662

See Notes to Financial Statements.

50     Greenwich Street Series Fund 2005 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	Fundamental Value Portfolio

	2005	2004

OPERATIONS:
Net investment income	$8,523,386	$5,500,044
Net realized gain	59,418,579	34,221,865
Change in net unrealized appreciation/depreciation	(26,608,718)	24,977,197

Increase in Net Assets From Operations	41,333,247	64,699,106

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(8,299,854)	(5,645,898)
Net realized gains	(52,154,309)	(19,989,073)

Decrease in Net Assets From Distributions to Shareholders	(60,454,163)	(25,634,971)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	26,682,851	113,780,488
Reinvestment of distributions	60,454,163	25,634,971
Cost of shares repurchased	(61,653,711)	(26,690,821)
Net assets of shares issued in connection with Merger (Note 5)	4,395,485	—

Increase in Net Assets From Fund Share Transactions	29,878,788	112,724,638

Increase in Net Assets	10,757,872	151,788,773
NET ASSETS:
Beginning of year	885,710,074	733,921,301

End of year*	$896,467,946	$885,710,074

* Includes undistributed net investment income of:	$328,576	$147,221

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      51

Statement of Changes in Net Assets (For the period ended December 31,)

Capital and
Income
Portfolio

2005*

OPERATIONS:
Net investment income	$406,947
Net realized gain	348,150
Change in net unrealized appreciation/ depreciation	1,324,217

Increase in Net Assets From Operations	2,079,314

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(406,230)
Net realized gains	(366,963)

Decrease in Net Assets From Distributions to Shareholders	(773,193)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	52,612,924
Reinvestment of distributions	773,193
Cost of shares repurchased	(18,714,336)

Increase in Net Assets From Fund Share Transactions	34,671,781

Increase in Net Assets	35,977,902
NET ASSETS:
Beginning of period	—

End of year**	$35,977,902

** Includes undistributed net investment income of:	$2,229

* The Fund commenced operations on May 3, 2005.

See Notes to Financial Statements.

52     Greenwich Street Series Fund 2005 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended December 31:

Appreciation Portfolio	2005	2004	2003	2002(1)	2001(1)

Net Asset Value, Beginning of Year	$23.43	$21.77	$17.58	$21.66	$22.81

Income (Loss) From Operations:
Net investment income	0.21	0.25	0.14	0.13	0.18
Net realized and unrealized gain (loss)	0.80	1.66	4.18	(3.92)	(1.09)

Total Income (Loss) From Operations	1.01	1.91	4.32	(3.79)	(0.91)

Less Distributions From:
Net investment income	(0.21)	(0.25)	(0.13)	(0.29)	(0.24)

Total Distributions	(0.21)	(0.25)	(0.13)	(0.29)	(0.24)

Net Asset Value, End of Year	$24.23	$23.43	$21.77	$17.58	$21.66

Total Return(2)	4.29%	8.79%	24.56%	(17.53)%	(3.97)%

Net Assets, End of Year (millions)	$899	$852	$730	$549	$638

Ratios to Average Net Assets:
Gross expenses	0.72%	0.75%	0.77%	0.77%	0.77%
Net expenses	0.72	0.75 (3)	0.77	0.77	0.77
Net investment income	0.86	1.14	0.73	0.67	0.83

Portfolio turnover rate	51%	41%	41%	71%	59%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      53

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31:

Fundamental Value Portfolio	2005	2004	2003	2002(1)	2001

Net Asset Value, Beginning of Year	$21.10	$20.08	$14.56	$19.08	$22.55

Income (Loss) From Operations:
Net investment income	0.21	0.13	0.11	0.11	0.08
Net realized and unrealized gain (loss)	0.80	1.52	5.51	(4.16)	(1.22)

Total Income (Loss) From Operations	1.01	1.65	5.62	(4.05)	(1.14)

Less Distributions From:
Net investment income	(0.20)	(0.14)	(0.10)	(0.18)	(0.15)
Net realized gains	(1.28)	(0.49)	—	(0.29)	(2.18)

Total Distributions	(1.48)	(0.63)	(0.10)	(0.47)	(2.33)

Net Asset Value, End of Year	$20.63	$21.10	$20.08	$14.56	$19.08

Total Return(2)	4.78%	8.22%	38.64%	(21.30)%	(5.27)%

Net Assets, End of Year (millions)	$896	$886	$734	$473	$473

Ratios to Average Net Assets:
Gross expenses	0.78%	0.77%	0.77%	0.78%	0.77%
Net expenses	0.78	0.77 (3)	0.77	0.78	0.77
Net investment income	0.97	0.68	0.71	0.68	0.64

Portfolio turnover rate	34%	31%	18%	20%	32%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The investment adviser voluntarily waived a portion of its fees.

See Notes to Financial Statements.

54     Greenwich Street Series Fund 2005 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Capital and Income Portfolio	2005(1)

Net Asset Value, Beginning of Year	$10.00

Income (Loss) From Operations:
Net investment income	0.13
Net realized and unrealized gain	0.74

Total Income From Operations	0.87

Less Distributions From:
Net investment income	(0.13)
Net realized gains	(0.11)

Total Distributions	(0.24)

Net Asset Value, End of Year	$10.63

Total Return(2)	8.66%

Net Assets, End of Year (000s)	$35,978

Ratios to Average Net Assets:
Gross expenses(3)	1.14%
Net expenses(3)(4)(5)	1.00
Net investment income(3)	2.35

Portfolio turnover rate	187%

(1)	For the period May 3, 2005 (inception date) to December 31, 2005.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	The investment manager voluntarily waived a portion of its fees.

(5)	The manager has voluntarily agreed through May 1, 2006 to waive a portion of its fees and/or reimburse expenses so that the Fund’s total operating expenses will not exceed 1.00% of the net assets.

See Notes to Financial Statements.

Greenwich Street Series Fund 2005 Annual Report      55

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio (the “Funds”) are separate diversified investment funds of the Greenwich Street Series Fund (“Trust”). The Capital and Income Portfolio commenced operations on May 3, 2005. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. Shares of the Trust can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Funds and the other investment funds of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.
   The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
   (c) Financial Futures Contracts. Certain Funds may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Funds are required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial

56     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

futures contracts. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Funds recognize an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Funds’ basis in the contracts.

   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Funds could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (d) Lending of Portfolio Securities. The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with their custodian, the Funds receive a lender’s fee. Fees earned by the Funds on securities lending are recorded as securities lending income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.
   The Funds maintain the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.
   (e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets

Greenwich Street Series Fund 2005 Annual Report      57

Notes to Financial Statements (continued)

and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (h) REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Funds are generally comprised of net investment income, capital gains and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based upon historical data provided by the REITs. After each calendar year end, REITs report the true tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs.
   (i) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications

58     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

			Accumulated Net
		Undistributed Net	Realized Gains	Paid-in
Fund		Investment Income	(Losses)	Capital

Appreciation Portfolio	(a)	$(114)	$114	—

Fundamental Value Portfolio	(b)	827	91,340	$(92,167)
	(a)	(40,556)	40,556	—

Capital and Income Portfolio	(c)	3,906	—	(3,906)
	(d)	(2,394)	2,394	—

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

(b)	Reclassifications are primarily due to various tax limitations that will cause the expiration of a portion of the capital loss carryover and other tax adjustments from the merger with Greenwich Street Series Fund - Salomon Brothers Variable All Cap Value Fund.

(c)	Reclassifications are primarily due to a taxable overdistribution.

(d)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager and adviser, Smith Barney Fund Management LLC (“SBFM”) (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management, advisory and administrative contracts to terminate. The Funds’ shareholders approved a new investment management contracts between the Funds and the Manager, which became effective on December 1, 2005.
   Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.
   Prior to the transaction, the Capital and Income Portfolio paid the Manager a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Appreciation Portfolio and Fundamental Value Portfolio paid an advisory fee and

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Notes to Financial Statements (continued)

administration fee, each of which is calculated daily and payable monthly, in accordance with the following breakpoint schedules:

	Investment
	Advisory	Administration
Average Daily Net Assets	Fee Rate	Fee Rate

Appreciation Portfolio
Up to $250 million	0.550%	0.200%
Next $250 million	0.513	0.187
Next $500 million	0.476	0.174
Next $1 billion	0.439	0.161
Next $1 billion	0.402	0.148
Over $3 billion	0.365	0.135

Fundamental Value Portfolio
Up to $1.5 billion	0.550%	0.200%
Next $0.5 billion	0.500	0.200
Next $0.5 billion	0.490	0.160
Next $1 billion	0.460	0.140
Over $3.5 billion	0.380	0.120

   Under the new Management Agreement, Capital and Income Portfolio pays the Manager a management fee for advisory and administrative services calculated at an annual rate of 0.75% of the Fund’s average daily net assets. The Appreciation and Fundamental Value Portfolios pay the Manager a management fee for advisory and administrative services which is calculated daily and payable monthly in accordance with the following breakpoint schedules:

Management
Average Daily Net Assets	Fee Rate

Appreciation Portfolio
Up to $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

Fundamental Value Portfolio
Up to $1.5 billion	0.750%
Next $0.5 billion	0.700
Next $0.5 billion	0.650
Next $1 billion	0.600
Over $3.5 billion	0.500

   During the year ended December 31, 2005, the Capital and Income Portfolio had a contractual expense limitation in place of 1.00% of net assets. This expense limitation

60     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

expires on May 1, 2006. During the year ended December 31, 2005, the Manager waived a portion of its management fee in the amount of $24,707.

   The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581 . During the period covered by this report, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent. PFPC acted as the Funds’ sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended December 31, 2005, the Funds paid transfer agent fees of $11,263 to CTB.
   During the year ended December 31, 2005, Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions in the amount of $17,360, $28,203 and $164 for Appreciation, Fundamental Value and Capital and Income Portfolios, respectively.
   The Funds have adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Funds and any payments made pursuant to the Plan will be made from the Funds’ general assets.
   As of December 31, 2005, Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio have accrued $3,946, $4,067 and $27 as deferred compensation, respectively.
   Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales

Appreciation Portfolio	$490,622,289	$413,876,853

Fundamental Value Portfolio	255,144,908	334,663,528

Capital and Income Portfolio	70,221,655	40,060,288

Greenwich Street Series Fund 2005 Annual Report      61

Notes to Financial Statements (continued)

   At December 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized	Gross unrealized	Net unrealized
	appreciation	depreciation	appreciation

Appreciation Portfolio	$174,456,247	$(5,441,469)	$169,014,778

Fundamental Value Portfolio	164,756,216	(24,780,713)	139,975,503

Capital and Income Portfolio	1,590,319	(212,206)	1,378,113

   At December 31, 2005, the Capital and Income Portfolio had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
Contracts to Buy:	Contracts	Date	Value	Value	Loss

CME E-Mini S&P 500 Index	75	3/06	$4,764,287	$4,705,500	$(58,787)

4.	Shares of Beneficial Interest

At December 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.
   Transactions in shares of each Fund were as follows:

	Year ended	Year ended
	December 31, 2005	December 31, 2004

Appreciation Portfolio
Shares sold	3,298,780	3,802,727
Shares issued on reinvestment	311,627	389,368
Shares repurchased	(2,854,164)	(1,382,315)

Net Increase	756,243	2,809,780

Fundamental Value Portfolio
Shares sold	1,282,699	5,533,366
Shares issued on reinvestment	2,914,587	1,216,243
Shares repurchased	(2,920,843)	(1,317,176)
Shares issued in connection with merger (Note 5)	208,663	—

Net Increase	1,485,106	5,432,433

Capital and Income Portfolio*
Shares sold	5,070,274	—
Shares issued on reinvestment	72,600	—
Shares repurchased	(1,757,107)	—

Net Increase	3,385,767	—

*	The Fund commenced operations on May 3, 2005.

62     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

5.	Transfer of Net Assets

On July 8, 2005, the Fundamental Value Portfolio acquired the assets and certain liabilities of the Salomon Brothers Variable All Cap Value Fund (“All Cap Value Fund”), a separate series of the Trust, pursuant to a plan of reorganization approved by All Cap Value Fund shareholders on July 1, 2005. Total shares issued by the Fundamental Value Portfolio and the total net assets of the All Cap Value Fund and the Fundamental Value Portfolio on the date of the transfer were as follows:

Shares Issued
	by the	Total Net Assets of the	Total Net Assets
	Fundamental	Greenwich Street Series Fund:	of the
	Value	Salomon Brothers Variable	Fundamental
Acquired Fund	Portfolio	All Cap Value Fund	Value Portfolio

Salomon Brothers Variable All Cap Value Fund	208,663	$4,385,993	$881,695,745

   The total net assets of the All Cap Value Fund before acquisition included unrealized appreciation of $508,624, accumulated net realized loss of $1,168,602 and accumulated net investment loss of $2,448. Total net assets of the Fundamental Value Portfolio immediately after the transfer were $886,081,738. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

6.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2005 were as follows:

	Appreciation	Fundamental	Capital and
	Portfolio	Value Portfolio	Income Portfolio

Distributions paid from:
Ordinary Income	$7,595,224	$12,086,733	$764,419
Net Long-term Capital Gains	—	48,367,430	8,774

Total Distributions Paid	$7,595,224	$60,454,163	$773,193

The tax character of distributions paid during the fiscal year ended December 31, 2004 were as follows:

	Appreciation	Fundamental	Capital and
	Portfolio	Value Portfolio	Income Portfolio

Distributions paid from:
Ordinary Income	$9,112,037	$5,645,898	$—
Net Long-term Capital Gains	—	19,989,073	—

Total Distributions Paid	$9,112,037	$25,634,971	$—

Greenwich Street Series Fund 2005 Annual Report      63

Notes to Financial Statements (continued)

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Appreciation		Fundamental		Capital and
	Portfolio		Value Portfolio		Income Portfolio

Undistributed ordinary income — net	$62,733		$384,718		$—
Undistributed long-term capital gains — net	736,054		2,931,749		—

Total undistributed earnings	798,787		3,316,467		—
Capital loss carryforward*	(8,989,439)		(958,340)		—
Other book/tax temporary differences	(3,946	)(a)	(214,178	)(c)	(9,301	)(d)
Unrealized appreciation	169,014,681	(b)	139,975,503	(b)	1,319,328	(b)

Total accumulated earnings — net	$160,820,083		$142,119,452		$1,310,027

*	During the taxable year ended December 31, 2005, Appreciation Portfolio utilized $39,034,737 of its capital loss carryover available from prior years. The use of this capital loss carryover became limited for tax purposes due to an ownership change that took place during the fiscal year. Additionally, Fundamental Value Portfolio utilized $92,421 of the capital loss carryover transferred from Greenwich Street Series — Salomon Brothers All Cap Value Fund. As of December 31, 2005, the Funds had the following net capital loss carryforwards remaining:

	Appreciation	Fundamental
Year of Expiration	Portfolio	Value Portfolio

10/31/2009	—	$(766,672)
10/31/2010	$(1,677,098)	(191,668)
10/31/2011	(7,312,341)	—

	$(8,989,439)	$(958,340)

These amounts, subject to various tax limitations, will be available to offset any future tax capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and differences in the book/tax treatment of various items.

(d)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post- October currency and capital losses for tax purposes and differences in the book/tax treatment of various items.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to

64     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive

Greenwich Street Series Fund 2005 Annual Report      65

Notes to Financial Statements (continued)

damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.
   As of the date of this report, the Funds’ believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.
   The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

66     Greenwich Street Series Fund 2005 Annual Report

Notes to Financial Statements (continued)

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM’s and SBAM’s ability to perform investment management services relating to the Funds.

10.	Important Information

On April 15, 2005 and July 12, 2005, the Board of Trustees of the Trust, on behalf of the Intermediate High Grade Portfolio (“Fund”), approved a proposal to liquidate the Fund. Shareholders voted to liquidate the Fund and the Fund liquidated on September 20, 2005.

Greenwich Street Series Fund 2005 Annual Report      67

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Greenwich Street Series Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio, each a series of Greenwich Street Series Fund, as of December 31, 2005, and for Appreciation Portfolio and Fundamental Value Portfolio, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended; and for Capital and Income Portfolio, the statement of operations, changes in net assets and financial highlights for the period from May 3, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for each of the years or period referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 22, 2006

68     Greenwich Street Series Fund 2005 Annual Report

Board Approval of Management Agreements (unaudited)

Greenwich Street Series Fund

At separate meetings of the Funds’ Board of Trustees, the Board considered the re-approval for an annual period of the Funds’ management agreement (“Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Appreciation Portfolio and Fundamental Value Portfolio with investment advisory and administrative services. The Board noted that it had recently approved the Agreement with respect to the Capital and Income Portfolio, which commenced operations on May 3, 2005, and thus did not consider the re-approval of the Agreement with respect to the Capital and Income Portfolio at these meetings. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Funds were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Trustees requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. Prior to the Board’s deliberations, Citigroup Inc. had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Trustees also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Funds’ portfolio management team and of the level of other services provided to the Funds and their shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Trustees, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Funds after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)
   In voting to approve the Agreement, the Independent Trustees considered whether the approval of the Agreement would be in the best interests of the Funds and their shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services

provided to the Funds
The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Funds and other funds in the CAM fund complex. In addition, the Independent Trustees received and considered other information regarding the services provided to the Funds by the Manager under the

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Board Approval of Management Agreements (unaudited) (continued)

Agreement during the past year, including a description of the administrative and other services rendered to the Funds and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Funds’ affairs and the Manager’s role in coordinating the activities of the Funds’ other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Funds’ Chief Compliance Officer regarding the implementation to date of the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

   The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Funds. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.
   The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.
   The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

   The Board received and reviewed performance information for each Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the relevant Fund with the funds included in the Performance Universe. The Board also was provided

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Board Approval of Management Agreements (unaudited) (continued)

with information comparing the Funds’ performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against its benchmark index.

   Appreciation Portfolio — The information comparing the Appreciation Portfolio’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “large-cap core funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Appreciation Portfolio performed better than the median for each period, and, in fact, its performance for the three- and five-year periods ranked in the 1st quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed that the Appreciation Portfolio continued to be competitive compared to the Lipper category average during the second quarter. Based on its review, the Board was satisfied with the Appreciation Portfolio’s performance.
   Fundamental Value Portfolio — The information comparing the Fundamental Value Portfolio’s performance to that of its Performance Universe, consisting of all underlying variable insurance portfolios classified as “multi-cap core funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fundamental Value Portfolio performed below the median for the one-year period and better than the median for the three-, five- and ten-year periods. The Fund’s performance for the five-year period ranked in the 1st quintile of the Performance Universe, but its performance for the one-year period ranked in the 5th quintile of the Performance Universe. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved during the second quarter compared to the Lipper category average. The Board discussed with representatives of the Manager the reasons for the Fundamental Value Portfolio’s underperformance for the one-year period ended March 31, 2005. During the discussion, representatives of the Manager noted that Fundamental Value Portfolio’s one-year results had been negatively impacted by the Fund’s under-weighting in financials and pharmaceuticals when those segments of the market rallied. Based on its review, the Board generally was satisfied with Fundamental Value Portfolio’s performance and the Manager’s efforts to improve short-term performance.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by each Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.
   Additionally, the Board received and considered information comparing the Contractual Management Fee and each Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the

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Board Approval of Management Agreements (unaudited) (continued)

Manager charged its other U.S. clients investing primarily in asset classes similar to those of the Funds including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Funds and to these other clients, noting that the Funds are provided with regulatory compliance and administrative services, office facilities and fund officers (including the Funds’ chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Funds by other fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes. Management also discussed with the Board the Funds’ distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Funds’ affiliated distributors and how the amounts received by the distributors are expended.

   Appreciation Portfolio — The information comparing the Appreciation Portfolio’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 15 underlying insurance portfolios (including the Fund) classified as “large-cap core funds” by Lipper, showed that the Appreciation Portfolio’s Contractual Management Fee was at the median of management fees paid by the other funds in the Expense Group. The Board noted that commencing August 1, 2004, breakpoints were added to the Appreciation Portfolio’s Contractual Management Fee and that the full benefit of this adjustment to the fee was not reflected in the Lipper Report. The Board noted that the Appreciation Portfolio’s actual total expense ratio was lower than the median of total expense ratios of the other funds in the Expense Group.
   Fundamental Value Portfolio — The information comparing the Fundamental Value Portfolio’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 8 underlying variable insurance portfolios (including the Fund) classified as “multi-cap core funds” by Lipper, showed that the Fundamental Value Portfolio’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that commencing August 1, 2004, breakpoints were added to the Contractual Management Fee of the Fundamental Value Portfolio, but that the Fund did not yet have enough assets to realize the benefit of the breakpoint schedule. The Board noted that the Fundamental Value Portfolio’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.
   Taking all of the above into consideration, the Board determined that the management fee payable with respect to each Fund was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Funds under the Agreement.

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Board Approval of Management Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Funds. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Fund have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board also considered whether alternative fee structures (such as with additional breakpoints at lower asset levels) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.
   Appreciation Portfolio — The Board noted that the Appreciation Portfolio’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders have realize economies of scale because the total expense ratio of the Fund was lower than if no breakpoints were in place. The Board also noted that as the Appreciation Portfolio’s assets have increased over time, the Fund and its shareholders have realized other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.
   Fundamental Value Portfolio — The Board noted that the Fundamental Value Portfolio had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fundamental Value Portfolio’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

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Board Approval of Management Agreements (unaudited) (continued)

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Funds, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to each Fund’s shareholders.
   In light of the costs of providing investment management and other services to the Funds and the Manager’s ongoing commitment to the Funds, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
   Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.
   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager of Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.
   The consummation of the Transaction resulted in the automatic termination of each of Appreciation Portfolio and Fundamental Value Portfolio current advisory agreement and Capital and Income Portfolio’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Funds’ Board approved a new management agreement between Appreciation Portfolio, Fundamental Value Portfolio and Capital and Income Portfolio and the Manager (the “New Management Agreement”) and authorized the Funds’ officers to submit the New Management Agreement to shareholders for their approval.
   On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.
   At a meeting held on August 1, 2005, the Trust’s Board on behalf of each Fund, including a majority of the Board Members who are not “interested persons” of the Trust or the Adviser or Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management

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Board Approval of Management Agreements (unaudited) (continued)

capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup.

   Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.
   In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;
(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;
(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;
(iv) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current

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Board Approval of Management Agreements (unaudited) (continued)

portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;
(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;
(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Adviser, including compliance services;
(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on each Fund’s shareholders under applicable provisions of the 1940 Act;
(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Funds as an investment product, and the potential benefits to each Fund’s shareholders from this and other third-party distribution access;
(ix) the potential benefits to each Fund’s shareholders from being part of a combined fund family with Legg Mason-sponsored funds;
(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;
(xi) the potential effects of regulatory restrictions on the Funds if Citigroup-affiliated broker-dealers remain principal underwriters of the Funds after the closing of the Transaction;
(xii) the fact that the Funds’ total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;
(xiii) the terms and conditions of the New Management Agreement, including the differences from the current management and advisory agreement, and the benefits of a single, uniform form of agreement covering these services;
(xiv) that the Funds would not bear the costs of obtaining shareholder approval of the New Management Agreement;
(xv) that the Funds would avail themselves of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Funds (including any share classes thereof) to maintain their current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and
(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement for Appreciation Portfolio and Fundamental Value Portfolio and initially approved the current

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Board Approval of Management Agreements (unaudited) (continued)

management agreement for Capital and Income Portfolio as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed and approved the current management and advisory agreements, and reached substantially the same conclusions.

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Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Greenwich Street Series Fund (“Trust”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available without charge, upon request by calling Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past Five	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	Years	Trustee	by Trustee

Non-Interested Trustees:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1995	Professor, Harvard Business School	50	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1991	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1991	Chairman of the Board of The Dress Barn Inc.	27	The Dress Barn Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1995	Attorney	51	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1991	Chief Executive Officer of Performance Learning Systems	27	None

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Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past Five	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	Years	Trustee	by Trustee

Interested Trustee:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with CAM; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (“TIA”) (from 2002 to 2005)	183	None

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Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past Five	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	Years	Trustee	by Trustee

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with CAM; Chief Financial Officer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Harry D. Cohen CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1940	Vice President and Investment Officer	Since 1991	Managing Director of CAM; Chief Investment Officer of SBFM and CFM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1993	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

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Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past Five	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	Years	Trustee	by Trustee

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Investment Officer	Since 2002	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A

Michael Sedoy, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Investment Officer	Since 2005	Vice President of Salomon Brothers Asset Management Inc; Investment Officer of SBFM prior to November 2002, utilities analyst for Alliance Capital Management.	N/A	N/A

Scott K. Glasser CAM 399 Park Avenue New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 1996	Managing Director of CAM; Investment Officer of SBFM; Co- Director of Research for CAM North America	N/A	N/A

Ted P. Becker CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005- Present); Chief Compliance Officer with certain mutual funds associated with CAM (since 2006); Managing Director of Compliance at Citigroup Asset Management (from 2002 to 2005). Prior to 2002, Managing Director – Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

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Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund
	Position(s)	Length of	Occupation(s)	Complex	Other Board
	Held with	Time	During Past Five	Overseen by	Memberships Held
Name, Address and Birth Year	Trust	Served	Years	Trustee	by Trustee

John Chiota CAM 100 First Stamford Place 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with CAM (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with CAM	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

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Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as abstentions.

		Authority
Election of Trustees[1]	Votes For	Withheld	Abstentions

Nominees:
Dwight B. Crane	143,577,643.247	5,339,555.080	0.000
Burt N. Dorsett	143,517,903.371	5,399,294.956	0.000
Elliot S. Jaffe	143,458,316.975	5,458,881.352	0.000
Stephen E. Kaufman	143,448,491.617	5,468,706.710	0.000
Cornelius C. Rose, Jr.	143,482,573.616	5,434,624.711	0.000
R. Jay Gerken	143,426,673.737	5,490,524.590	0.000

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

Appreciation Portfolio

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	33,944,303.817	709,063.854	1,023,920.300	0.000

Fundamental Value Portfolio

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	39,448,919.303	785,124.036	1,337,461.492	0.000

Capital and Income Portfolio

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against

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Additional Shareholder Information (unaudited) (continued)

or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

New Management Agreement	1,581,297.712	0.000	0.000	0.000

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Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2005:

			Fundamental Value		Capital and
	Appreciation Portfolio		Portfolio		Income Portfolio

Record Date:	8/18/2005	12/27/2005	8/18/2005	12/27/2005	12/27/2005
Payable Date:	8/19/2005	12/28/2005	8/19/2005	12/28/2005	12/28/2005

Ordinary Income:
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%	100.00%	100.00%	14.07%

Long-Term Capital Gain Dividend	—	—	—	$1.189542	—

Also, Capital and Income Portfolio hereby designates $8,774 of long-term capital gains for the taxable year ended December 31, 2005.

Please retain this information for your records.

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Greenwich Street Series Fund

TRUSTEES
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Elliot S. Jaffe Stephen E. Kaufman Cornelius C. Rose, Jr.

OFFICERS
R. Jay Gerken, CFA
Chairman
President and
Chief Executive Officer

Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer
and Treasurer

Harry D. Cohen
Vice President and
Investment Officer

Scott Glasser
Vice President and
Investment Officer

John G. Goode
Vice President and
Investment Officer

Mark J. McAllister, CFA
Investment Officer

Michael Sedoy, CFA
Investment Officer

Ted P. Becker
Chief Compliance Officer
OFFICERS (Continued)
John Chiota Chief Anti-Money Laundering Compliance Officer Steven Frank Controller

Robert I. Frenkel Secretary and Chief Legal Officer

INVESTMENT MANAGER
Smith Barney Fund Management LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC, Inc. 4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

This report is submitted for the general information of the owners of the Greenwich Street Series Fund and is not for use with the general public.
This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Funds. Please read the prospectus carefully before investing.
©2005 Legg Mason
Investor Services, LLC
Member NASD, SIPC

S-6225-1 N (2/06)06-9688

Greenwich Street Series Fund
Appreciation Portfolio
Fundamental Value Portfolio
Capital and Income Portfolio

The Funds are separate investment funds of the Greenwich Street Series Fund, a Massachusetts business trust.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2004 and December 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $145,600 in 2004 and $144,500 in 2005.
b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Greenwich Street Series Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $21,700 in 2004 and $15,300 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Greenwich Street Series Fund amounted to $12,000 in 2005 in connection with Registration Statements related to fund mergers.
All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Greenwich Street Series Fund requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Greenwich Street Series Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Greenwich Street Series Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Greenwich Street Series Fund during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.
(h) Yes. The Greenwich Street Series Fund’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Greenwich Street Series Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Greenwich Street Series Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Greenwich Street Series Fund
Date: March 10, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Greenwich Street Series Fund

Date: March 10, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Greenwich Street Series Fund
Date: March 10, 2006